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                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference into this Registration Statement on Form S-3 of IFX Corporation (the "Company") of our report dated September 24, 1999 included in the Company's Form 10-K as of and for the fiscal years ended June 30, 1998 and 1997, and to all references to our firm included in this Registration Statement on Form S-3.


                                                      /s/ ARTHUR ANDERSEN LLP



Chicago, Illinois
January 14, 2000